UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-23c-3
NOTIFICATION OF REPURCHASE OFFER
PURSUANT TO RULE 23c-3

1. Investment Company Act File Number: 811-22870

Date of Notification: October 22, 2014

2. Exact name of investment company as specified in registration statement:

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

3. Address of principal executive office:

405 Lexington Ave, 55th Floor
New York City, NY 10174

A. ☒  The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. ☐   The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. ☐   The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
SHAREHOLDER REPURCHASE OFFER NOTICE

October 22, 2014

Dear Stone Ridge Reinsurance Risk Premium Interval Fund Shareholder:

The Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”) is a closed-end interval fund offering shares that are not redeemable daily for cash. To provide shareholders with some liquidity, the Fund has a quarterly share repurchase program to repurchase a portion of its outstanding shares at Net Asset Value (“NAV”) on a specified repurchase date, as discussed below.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

If you are interested in tendering your shares for repurchase, please contact your registered investment adviser, broker-dealer or other intermediary (“Authorized Intermediary”) or follow the instructions set forth herein.

Please note that the Fund’s quarterly repurchase offer will begin on October 22, 2014 and is expected to end at 4:00 p.m. (ET) on November 12, 2014.  There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own.

In addition, the Fund may, subject to certain conditions, repurchase shares from shareholders who have elected to receive distributions in cash, where (a) such shareholders invest in the Fund through an intermediary that maintains an omnibus account with the Fund and (b) such intermediary has arranged for all distributions it receives on behalf of shareholders to be automatically reinvested in shares of the Fund.  . Under these circumstances, in order to honor such shareholders’ election to receive distributions in cash, the Fund may accept for repurchase the number of shares (or fractional shares) equal in value to the amount of cash such shareholder would have received absent such intermediary’s arrangement, provided that the intermediary notifies the Fund no later than the close of business of the payment date of the distribution. The Fund will effect such repurchases on the day the Fund makes distributions.  Any such repurchases will be effected separately from the quarterly repurchase program.

If you have any questions, please contact your Authorized Intermediary.  Alternatively, a service representative is available by calling 800-236-4424.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

Stone Ridge Reinsurance Risk Premium Interval Fund

Overview of October 2014 Repurchase Offer

Below is a summary of the October 2014 repurchase offer for the Stone Ridge Reinsurance Risk Premium Interval Fund.  This is only a summary and investors should contact their Authorized Intermediary (defined below) and review the enclosed “Repurchase Offer Terms” for more information.

Please note that the Fund’s quarterly repurchase offer will begin on October 22, 2014 and ends on the Repurchase Request Deadline (as defined in the enclosed Repurchase Offer Terms) at the Fund’s close of business, which is the close of business of the New York Stock Exchange (normally at 4:00 p.m. ET) on November 12, 2014.  There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own.

If you wish to tender your shares for cash in conjunction with this repurchase offer, you can do so by (i) contacting your registered investment adviser, broker-dealer or other intermediary (“Authorized Intermediary”); or, if applicable, (ii) completing the enclosed Repurchase Request Form and ensuring that it is received in proper form by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), prior to the Repurchase Request Deadline (as noted above).  You will need to ask your Authorized Intermediary or nominee to submit the repurchase request for you and provide all of the information that Authorized Intermediary or nominee requires. Certain Authorized Intermediaries may set times prior to the Repurchase Request Deadline by which they must receive all documentation relating to repurchase requests and may require additional information.

If you decide to tender shares for repurchase, please note that a repurchase of shares by the Fund generally will be a taxable transaction for U.S. federal income tax purposes; consult your financial adviser or tax adviser for more information.

The Repurchase Request Deadline will be strictly observed. If (a) your Authorized Intermediary fails to submit your request to the Fund; or (b) you fail to contact your Authorized Intermediary or (if applicable) submit your repurchase request in proper form to the Transfer Agent, in each case prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form for additional information. If you have any questions, please contact your Authorized Intermediary.  Alternatively, a service representative is available by calling 800-236-4424. The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.

REPURCHASE OFFER TERMS

1. The Offer. Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”) is offering to repurchase for cash up to seven and a half percent (7.5%) of the aggregate of its issued and outstanding shares (“Shares”) on the Repurchase Request Deadline (described below) at a price equal to the net asset value (“NAV” or “Net Asset Value”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Stone Ridge Reinsurance Risk Premium Interval Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form (collectively, those documents constitute the “Offer”). The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The purpose of the Offer is to provide some liquidity to shareholders since the Fund is unaware of any secondary market which exists for the Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your registered investment adviser, broker-dealer, or other intermediary (“Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. You must determine whether to tender Shares prior to the Repurchase Request Deadline, but the Net Asset Value at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The Net Asset Value may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The Net Asset Value on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Shares of the Fund earn dividends declared to shareholders of record through the date prior to the Repurchase Pricing Date. On October 15, 2014, the net asset value per share of the Fund was $10.70.  Please call shareholder services at 800-236-4424 for current NAV information.

3. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on October 22, 2014. All tenders of Shares for repurchase must be received in proper form by your Authorized Intermediary or (if applicable) U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), between October 22, 2014 and before the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on November 12, 2014, (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed.

The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4. Repurchase Pricing Date. The date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) will be November 14, 2014. The Fund, however, may choose to make the Repurchase Pricing Date for the Offer (i) earlier pursuant to applicable law; or (ii) as many as 14 calendar days after the Repurchase Request Deadline.  If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.  If the Fund were to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s Net Asset Value (and thus the price that your Repurchase will receive) per share may fluctuate between those dates.

5. Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds in cash to shareholders no later than seven calendar days after the Repurchase Pricing Date.

6. Repurchase Charge. The Fund does not currently charge a special handling or processing fee for repurchases. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request.

7. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that shareholders tender for repurchase more Shares than the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional 2% of the number of Shares outstanding on the Repurchase Request Deadline. If the number of Shares tendered for repurchase exceeds the number of Shares which the Fund is offering to repurchase, including, when applicable, the additional up to 2% of Shares described above, the Fund is required to repurchase the Shares tendered on a pro rata basis, rounded down to the nearest .001 of a Share. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment so tendered. You may have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that period. You must submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

8. Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on the Repurchase Request Deadline. If your Shares are held for you by your Authorized Intermediary or otherwise by a nominee, please consult such person if you wish to modify or withdraw a repurchase request. With respect to Shares held directly, shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call shareholder services at 800-236-4424 or contact your Authorized Intermediary or financial adviser.

9. Suspension or Postponement of Repurchase Offer. The Board of Trustees of the Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only in the following limited circumstances:

(a) during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

(b) during an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the net asset value of Fund Shares; or

(c) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

(d) during other periods as the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10. Certain Federal Income Tax Consequences. The following discussion is a general summary of certain federal income tax consequences of the repurchase offer.  This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below.  Shareholders should review the tax information in the Fund's Prospectus and Statement of Additional Information and should consult their tax advisors regarding the specific tax consequences to them of participating in the repurchase offer, including state, local and foreign tax consequences.

A repurchase of Shares pursuant to the repurchase offer will be treated as a taxable sale or exchange of the Shares for federal income tax purposes if either (a) the tendering shareholder tenders all of its Shares or meets numerical safe harbors with respect to percentage voting interest and reduction in ownership of the fund following the completion of the repurchase offer or (b) the tender otherwise results in a “meaningful reduction” of a shareholder’s ownership percentage interest in the Fund, which determination depends on a shareholder’s particular facts and circumstances.  The Fund intends to take the position that shareholders tendering Shares will qualify for sale or exchange treatment for federal income tax purposes. If the transaction is so treated, , any gain or loss recognized by a shareholder generally will be capital gain or loss if the Shares tendered are held by the shareholder  as a capital asset, as short-term capital gain or loss if such Shares have been held for one year or less,   and as long-term capital gain or loss if such Shares have been held for more than one year.  Under the “wash sale” rules under the Code, loss recognized on Shares sold pursuant to the repurchase offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after the date the tendered Shares are purchased pursuant to the repurchase offer and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

If the repurchase of Shares pursuant to the repurchase offer is not treated as a sale or exchange for federal income tax purposes, the amount received upon such repurchase will be treated for federal income tax purposes as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits for the year in which the repurchase occurs.  Any balance will be treated as a return of capital to the extent of the shareholder’s tax basis in its Shares and thereafter as capital gain. In the event that a tendering shareholder is deemed to receive a dividend as a result of tendering its Shares, it is possible that shareholders whose percentage ownership of the Fund increases as result of the tender will be deemed to receive a constructive distribution from the Fund.  Such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the Purchase Price by the Transfer Agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

11. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, Stone Ridge Asset Management LLC, U.S. Bancorp Fund Services, LLC or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and U.S. Bancorp Fund Services, LLC will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit www.stoneridgefunds.com, call shareholder services at 800-236-4424, or contact your Authorized Intermediary or financial adviser.

Dated: October 22, 2014

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, NOVEMBER 12, 2014

IMPORTANT:  IF YOU ARE INTERESTED IN TENDERING YOUR SHARES FOR REPURCHASE, PLEASE CONTACT YOUR REGISTERED INVESTMENT ADVISER.

ALTERNATIVELY, IF YOUR SHARES ARE NOT CURRENTLY HELD BY A REGISTERED INVESTMENT ADVISER, PLEASE COMPLETE THE FORM BELOW AND RETURN TO brokerdealer@usbank.com OR FAX TO 866-350-5098.

YOU MAY CONTACT THE FUND’S TRANSFER AGENT, U.S. BANCORP FUND SERVICES, LLC, AT brokerdealer@usbank.com OR 800-236-4424 WITH ANY QUESTIONS YOU MAY HAVE RELATED TO TENDERING YOUR SHARES.

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.  I understand that this quarterly repurchase offer is limited to seven and a half percent (7.5%) of the Fund’s outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Shareholder Information:

Name(s) of Registered Shareholder(s)	Telephone Number(s)	Email address

Tender Request:

Intermediary*	Account Number	Number of Shares to Tender

* The name of the intermediary where assets are currently held (i.e., Fidelity, Schwab, TD Ameritrade, etc.)

Payment Information:

Payment will be made to the shareholder’s account in accordance with the standard procedures of such shareholder’s intermediary.